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                                                                  EXHIBIT 10.35


                                                                [Execution Copy]








April 30, 1999

Wallace G.K. Chin
President
Kamehameha Activities Association
567 South King Street, Suite 301
Honolulu, HI 96813

The Trustees of the Estate of Bernice Pauahi Bishop
P.O. Box 3466
567 South King Street, Suite 200
Honolulu, HI 96813

Dear Mr. Chin and Bishop Estate Trustees:

         This letter (this "Letter Agreement") sets forth the agreement among Kamehameha Activities Association ("KAA" or "Knight"), The Trustees of the Estate of Bernice Pauahi Bishop (the "Bishop Estate"), The Goldman Sachs Group, L.P. ("GS Group") and The Goldman Sachs Group, Inc. ("GS Inc.") with respect to certain matters, and amends and supplements the Letter Agreement among KAA and GS Group dated March 15, 1999 (the "KAA Letter Agreement").

         Reference is made to the Memorandum of Agreement of GS Group, as amended and restated as of November 28, 1998 (the "GS Group Partnership Agreement") and to (i) the Subscription Agreement, dated as of April 24, 1992 (the "1992 Subscription Agreement"), among the Bishop Estate, Pauahi Holdings Corporation ("Knight's Parent") and Royal Hawaiian Shopping Center, Inc. ("RHSC"), which has transferred all its interests in GS Group to KAA pursuant to an Assumption Agreement (the "Assumption Agreement") dated as of July 15, 1998 between KAA and RHSC for the benefit of GS Group, and GS Group, (ii) the Subscription Agreement, dated as of November 21, 1994 (the "1994 Subscription Agreement" and, collectively with the 1992 Subscription Agreement, the "Subscription Agreements"), among the Bishop Estate, Knight's Parent and RHSC and GS Group, and (iii) the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of April 24, 1992, between RHSC and GS Group, as amended by Amendment No. 1 thereto dated November 24, 1994. KAA has assumed all of RHSC's rights and obligations under the Subscription Agreements and the Registration Rights Agreement pursuant to the Assumption Agreement. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed thereto in the KAA Letter
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Kamehameha Activities Association
April 30, 1999
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Agreement. This Letter Agreement shall be a modification of and an amendment to the KAA Letter Agreement, the Subscription Agreements and the Registration Rights Agreement to the extent set forth herein.

         The parties hereby agree as follows:

                  1. Common Stock to be Sold by KAA. In the KAA Letter Agreement, KAA agreed that, if requested by GS Inc., it would sell 9,000,000 shares of Common Stock in a secondary offering as a part of the IPO. The provisions of the KAA Letter Agreement are hereby modified to provide that the Bishop Estate hereby agrees that, if requested by GS Inc., the Bishop Estate shall join in the sale by KAA of 9,000,000 shares of Common Stock in a secondary offering as a part of the IPO and shall also consent to such sale. The parties hereto agree that the indemnification and contribution provisions contained in the Registration Rights Agreements shall be applicable to any sale of such shares of Common Stock in the secondary offering as part of the IPO on the same terms and conditions as are applicable to piggy-back registrations pursuant to Section 2(b) of the Registration Rights Agreement.

                  2. Cooperation in Respect of Filings under Sections 13(d) and 16(a) of the Exchange Act. The Bishop Estate, KAA and GS Inc. each hereby agree to furnish information to each other and to Sumitomo Bank Capital Markets, Inc. ("SBCM") to permit each of KAA, SBCM and the parties to the Shareholders' Agreement to be entered into among the PLPs in connection with the Plan to satisfy their obligations to file statements containing the information required by Schedule 13D under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in accordance with Rule 13d-1 under the Exchange Act, and to file statements of beneficial ownership under Section 16(a) of the Exchange Act. GS Inc. hereby agrees to obtain similar undertakings from SBCM for the benefit of the Bishop Estate, KAA, GS Inc. and the parties to the foregoing Shareholders' Agreement.

                  3. Legend on Certificates. Section 10(a) of each of the Subscription Agreements sets forth the legend that certificates representing Common Stock shall bear and provides that the Bishop Estate and GS Group may agree to another form of legend. The Bishop Estate and GS Group hereby agree that shares of Common Stock issued in connection with the consummation of the Plan of Incorporation (other
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Kamehameha Activities Association
April 30, 1999
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         than, if requested by GS Inc., the 9,000,000 shares of Common Stock to be sold in the secondary offering as part of the IPO) and thereafter, unless otherwise agreed by GS Inc. and KAA, shall bear the following legend:

                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE (THE "SHARES") HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, EXCHANGED, TRANSFERRED, ASSIGNED, PLEDGED, PARTICIPATED, HYPOTHECATED OR OTHERWISE DISPOSED OF (EACH, A "TRANSFER") EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IF APPLICABLE, SUCH OTHER SECURITIES LAWS AND FOLLOWING RECEIPT BY THE GOLDMAN SACHS GROUP, INC. (THE "CORPORATION") OF A LEGAL OPINION IN FORM AND SUBSTANCE SATISFACTORY TO IT THAT SUCH TRANSFER IS PERMITTED.

                  THE SHARES ARE SUBJECT TO THE PROVISIONS OF A LETTER AGREEMENT, DATED AS OF MARCH 15, 1999 (AS AMENDED, THE "LETTER AGREEMENT"), AMONG KAMEHAMEHA ACTIVITIES ASSOCIATION ("KAA"), THE TRUSTEES OF THE ESTATE OF BERNICE PAUAHI BISHOP (THE "BISHOP ESTATE") AND THE CORPORATION (AS SUCCESSOR TO THE GOLDMAN SACHS GROUP, L.P. ("GSLP")) , A SUBSCRIPTION AGREEMENT, DATED AS OF APRIL 24, 1992, AMONG KAA (BY ASSUMPTION FROM ROYAL HAWAIIAN SHOPPING CENTER, INC.), PAUAHI HOLDINGS CORPORATION, THE BISHOP ESTATE AND THE CORPORATION (AS SUCCESSOR TO GSLP), AND A SUBSCRIPTION AGREEMENT, DATED AS OF NOVEMBER 21, 1994, AMONG KAA (BY ASSUMPTION FROM ROYAL HAWAIIAN SHOPPING CENTER, INC.), PAUAHI HOLDINGS CORPORATION, THE BISHOP ESTATE AND THE CORPORATION (AS SUCCESSOR TO GSLP), COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION AND WHICH, AMONG OTHER MATTERS, PLACE RESTRICTIONS ON THE DISPOSITION OF THE SHARES. THE SHARES MAY BE SOLD, EXCHANGED, TRANSFERRED, ASSIGNED, PLEDGED,
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Kamehameha Activities Association
April 30, 1999
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                  PARTICIPATED, HYPOTHECATED OR OTHERWISE DISPOSED OF
                  ONLY IN ACCORDANCE THEREWITH.  THE SHARES MAY BE
                  REGISTERED ONLY IN THE NAME OF KAA OR OF THE CHASE
                  MANHATTAN BANK OR ITS NOMINEE AS CUSTODIAN FOR
                  KAA.

                  ANY HEDGING TRANSACTIONS UNDERTAKEN IN RELATION TO THE SHARES MUST COMPLY WITH THE HEDGING RESTRICTIONS SET FORTH IN THE LETTER AGREEMENT.

                  THE SHARES MAY NOT BE VOTED IN A MANNER INCONSISTENT WITH THE VOTING AGREEMENT, DATED AS OF APRIL 30, 1999, AMONG THE BISHOP ESTATE, KAA AND THE CORPORATION.

                  4. Voting Agreement. The parties hereto agree that the proxies that have been previously granted by KAA, Knight's Parent and the Bishop Estate pursuant to the Subscription Agreements will be terminated and cancelled upon the occurrence of (i) the consummation of the IPO and (ii) the execution and delivery of the Voting Agreement attached to the KAA Letter Agreement as Annex B.

                  5. The Bishop Estate to be a Party to the KAA Letter Agreement and the Plan. By its execution of this Letter Agreement, the Bishop Estate shall become a party to the KAA Letter Agreement for all purposes thereof, and the Bishop Estate accepts the Plan and agrees to become a party to the Plan.

                  6. Representations and Warranties. The Bishop Estate hereby makes, and shall be deemed to have remade on the IPO Date, (a) each of the representations and warranties set forth in Annex C to the KAA Letter Agreement (the "Representations"), (b) Representation 8, with "the Bishop Estate" inserted in place of "KAA" and (c) to the extent that the Bishop Estate is considered for any purpose to have any beneficial interest in GS Group, Representations 2 through and including 7 and Representations 9, 10 and 12, in each case with "the Bishop Estate" inserted in place of "KAA" each time that it appears. The Bishop Estate hereby agrees that counsel to GS Group may rely on the foregoing representations and warranties in rendering an opinion to GS Group as to tax matters.
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Kamehameha Activities Association
April 30, 1999
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                  7. Agreements Otherwise Unimpaired. Except as expressly
         provided in this Letter Agreement and the Plan of Incorporation, the KAA Letter Agreement, the Subscription Agreements, the Registration Rights Agreement and any other agreements between or among the parties to this Letter Agreement shall not be modified, impaired or affected by the execution and delivery of this Letter Agreement.

                  8. Successors and Assigns. This Letter Agreement will be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto (including, with respect to GS Group, GS Inc.).

                  9. Governing Law. This Letter Agreement is being entered into and is intended to be performed in the State of New York and will be construed and enforced in accordance with and governed by the laws of the State of New York.

                  10. Counterparts. This Letter Agreement may be executed simultaneously in several counterparts, each of which is an original, but all of which together shall constitute one instrument.
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Kamehameha Activities Association
April 30, 1999
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                  Please indicate your agreement to the terms of this letter by signing in the space provided below.



                                    THE GOLDMAN SACHS GROUP, L.P.
                                    By The Goldman Sachs Corporation



                                    By:  /s/ Robert J. Katz
                                       ----------------------------
                                         Robert J. Katz
                                         Executive Vice President


                                    THE GOLDMAN SACHS GROUP, INC.



                                    By:  /s/ Robert J. Katz
                                       ----------------------------
                                         Robert J. Katz
                                         Executive Vice President


Accepted and Agreed to as
of the date first above
written:

KAMEHAMEHA ACTIVITIES ASSOCIATION


By: /s/ Wallace G.K. Chin
    ---------------------------------
    Wallace G.K. Chin
    President



THE TRUSTEES OF THE ESTATE OF BERNICE PUAUHI BISHOP


By: /s/ Richard Sung Hong Wong
    ---------------------------------
By: /s/ Oswald Kofoad Stender
    ---------------------------------
By: /s/ Henry Haalilio Peters
    ---------------------------------